UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to
Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SPRING VALLEY ACQUISITION CORP. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14A(i)(1) and 0-11.

Spring Valley Acquisition Corp. II Announces Monthly Contribution to Trust Account in
Connection With Proposed Extension

Spring Valley Acquisition Sponsor II, LLC will make monthly deposits directly to the trust account of $0.02 for each outstanding Class A ordinary share up to a maximum of $150,000 per month and convert Class B ordinary shares to
Class A ordinary shares

January 02, 2024 08:30 AM Eastern Standard Time

DALLAS--(BUSINESS WIRE)--Spring Valley Acquisition Corp. II (NASDAQ: “SVIIU”, “SVII”, “SVIIW”, “SVIIR”) (“SVII” or the “Company”) announced today that the Company’s sponsor, Spring Valley Acquisition Sponsor II, LLC (the “Sponsor”), will make monthly deposits directly to the Company’s trust account of $0.02 for each outstanding Class A ordinary share, par value $0.0001 per share, of the Company, up to a maximum of $150,000 per month (each deposit, a “Contribution”), in exchange for a non-interest bearing, unsecured promissory note (the “Promissory Note”) issued by the Company to the Sponsor following the approval and implementation of the Extension Amendment Proposal (as defined below) on the terms described below. This announcement is being made in anticipation of the Company’s extraordinary general meeting to be held at 10:00 a.m., Eastern Time, on January 10, 2024 (the “Shareholder Meeting”) at which shareholders will be asked to vote on a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) to, among other things, extend the date by which the Company has to consummate a business combination (the “Extension”) from 15 months from the closing of the Company’s initial public offering (the “IPO”) to 36 months from the closing of the IPO, or such earlier date as is determined by the Company’s board of directors (the “Board”), in its sole discretion, to be in the best interests of the Company (the “Extension Amendment Proposal” and, such date, the “Extended Date”).

If the Extension Amendment Proposal is approved, such Contributions will begin on January 11, 2024, and thereafter on the fifteenth day of each subsequent month (or if such fifteenth day is not a business day, on the business day immediately preceding such fifteenth day) until the earlier of (i) the consummation of a business combination, and (ii) the Extended Date (or any earlier date of termination, dissolution or winding up of the Company in accordance with its Articles or as otherwise determined in the sole discretion of the Board). In exchange for such Contributions, the Sponsor will receive the Promissory Note from the Company in the amount of the total Contributions. The Promissory Note is expected to be settled in cash at the closing of the Company’s initial business combination. The funds in the Company’s trust account remain invested in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations.

The Sponsor and the other holders of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B ordinary shares”), also notified the Company that, pending approval at the Shareholder Meeting of the proposal to amend the Articles to change certain provisions which restrict the Class B ordinary shares from converting to Class A ordinary shares prior to the consummation of an initial business combination, of their intentions to elect as soon as practicable after the Shareholder Meeting to convert an aggregate of 7,666,666 Class B ordinary shares held by them to the same number of Class A ordinary shares (the “Class B Conversion”). As of December 29, 2023, after giving effect to the Class B Conversion, there will be 1 Class B ordinary share outstanding.

If shareholders have any questions or need assistance please call the Company’s proxy solicitor, Morrow Sodali LLC, at (800) 662-5200 (toll free) or banks and brokers can call collect at (203) 658-9400, or by emailing SVII.info@investor.morrowsodali.com.

About Spring Valley Acquisition Corp. II

Spring Valley Acquisition Corp. II (NASDAQ: SVII) is a special purpose acquisition company (SPAC) formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination. SVII is seeking to pursue an initial business combination target that capitalizes on the expertise and ability of SVII’s management team, particularly its executive officers in the broadly-defined sustainability industry. For more information about SVII, please visit www.sv-ac.com.

Additional Information and Where to Find It

On December 4, 2023, SVII filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for the Shareholder Meeting. SVII filed a supplement to the definitive proxy statement with the SEC on December 4, 2023. Investors and security holders are able to obtain free copies of the Proxy Statement, related supplements and all other relevant documents filed or that will be filed with the SEC by SVII through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by SVII may be obtained free of charge from SVII’s website at www.sv-ac.com or by written request to SVII at Spring Valley Acquisition Corp. II at 2100 McKinney Ave, Suite 1675, Dallas, TX 75201.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Contributions, including statements regarding the benefits of an anticipated initial business combination, the anticipated timing of an initial business combination, and actual results may differ from its expectations, estimates and projections (which, in part, are based on certain assumptions) and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Although these forward-looking statements are based on assumptions that SVII believes are reasonable, these assumptions may be incorrect. These forward-looking statements also involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted in connection with any proposed business combination; (2) the inability to complete any proposed business combination or related transactions, including as a result of redemptions or the failure by shareholders to adopt the Extension Amendment Proposal; (3) inability to raise sufficient capital to fund our business plan, including limitations on the amount of capital raised in any proposed business combination as a result of redemptions or otherwise; (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete any business combination; (5) the risk that any proposed business combination disrupts current plans and operations; (6) the inability to recognize the anticipated benefits of any proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (7) costs related to the proposed business combination; (8) changes in the applicable laws or regulations; (9) economic uncertainty caused by the impacts of rising levels of inflation and interest rates; and (10) other risks and uncertainties separately provided to you and indicated from time to time described in filings and potential filings by SVII with the SEC.

The foregoing list of factors is not exhaustive. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Proxy Statement, SVII’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, the Proxy Statement and any supplements thereto, and other documents filed (or to be filed) by SVII from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the conflict between Russia and Ukraine, Israel and Palestine and rising levels of inflation and interest rates, which have caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Investors are cautioned not to put undue reliance on forward-looking statements, and SVII assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Extension or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

SVII and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from SVII’s shareholders, in favor of the approval of the Extension. For information regarding SVII’s directors and executive officers, please see SVII’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, and the other documents filed (or to be filed) by SVII from time to time with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Extension may be obtained by reading the registration statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Contacts

INVESTOR RELATIONS CONTACT

Spring Valley Acquisition Corp. II:

www.sv-ac.com

Investors@sv-ac.com